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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 31, 2000.


                                 E.PIPHANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    000-27183               77-0443392
 ----------------------------       -------------         -------------------
 (State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)


        1900 South Norfolk Street, Suite 310, San Mateo, California 94403
        -----------------------------------------------------------------
        (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (650) 356-3800


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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         The undersigned Registrant hereby amends the following item of its
Current Report on Form 8-K filed June 8, 2000, for the event dated May 31, 2000.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) FINANCIAL STATEMENTS

         The Registrant previously reported the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") in its Registration Statement on Form S-4 filed on April 25, 2000.

        (b) PRO FORMA FINANCIAL INFORMATION

         The Registrant previously reported the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act in its Registration Statement on Form S-4 filed on April 25, 2000.

        (c) EXHIBITS.

               2.1* Agreement and Plan of Reorganization, dated March 14, 2000, by and among E.piphany, Inc., Orchid Acquisition Corporation and Octane Software, Inc.

               2.2*   Form of Octane shareholder Voting Agreement.

               2.3*   Form of E.piphany stockholder Voting Agreement.

              99.1**  Press Release of E.piphany dated May 31, 2000.

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 * Previously filed as an exhibit to the Registrant's Form 8-K (File No.
   000-27183), on March 28, 2000.

** Previously filed as an exhibit to the Registrant's Form 8-K (File No.
   000-27183), on June 8, 2000.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   E.PIPHANY, INC.

                                                   /s/ Kevin J. Yeaman
                                                   -----------------------------
                                                   Kevin J. Yeaman
                                                   Chief Financial Officer

                                                   Date:  December 12, 2000


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                                 E.PIPHANY, INC.

                          CURRENT REPORT ON FORM 8-K/A

                                INDEX TO EXHIBITS



Exhibit No.           Description
-----------           -----------

  2.1*                Agreement and Plan of Reorganization, dated March 14,
                      2000, by and among E.piphany, Inc., Orchid Acquisition
                      Corporation and Octane Software, Inc.

  2.2*                Form of Octane shareholder Voting Agreement.

  2.3*                Form of E.piphany stockholder Voting Agreement.

 99.1**               Press Release of E.piphany dated May 31, 2000.

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 * Previously filed as an exhibit to the Registrant's Form 8-K (File No.
   000-27183), on March 28, 2000.

** Previously filed as an exhibit to the Registrant's Form 8-K (File No.
   000-27183), on June 8, 2000.

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